[THE LEBRECHT GROUP, APLC LETTERHEAD]




                                October 15, 2001


E-Rex,  Inc.
11645  Biscayne  Boulevard,  Suite  210
Miami,  FL  33181
Attn:  Carl  E.  Dilley,  President

     RE:     FEE  PROPOSAL

Dear  Mr.  Dilley:

     This letter will confirm our understanding whereby you have agreed to issue to Brian A. Lebrecht, principal of The Lebrecht Group, APLC, 470,000 shares of common stock (the "Shares") of E-Rex, Inc. (the "Company") as partial consideration for legal services rendered to the Company in the area of general corporate legal services and preparing the Company's filings as required by the Securities Exchange Act of 1934 (the "Services"). Upon sale of any or all of the Shares, an amount equal to 75% of the net proceeds will be applied as a credit against amounts due from the Company to The Lebrecht Group, APLC for the Services.

     As additional consideration for the Services, you have agreed to issue to Mr. Lebrecht warrants to acquire up to $20,000 in Company common stock as set forth in the proposed Warrant Agreement attached hereto as Exhibit A (the "Warrants"). The Warrants will be exercisable for a period of 24 months at an exercise price equal to 50% of the market price of the shares to be acquired, as defined in the Warrant Agreement.

     If this letter correctly sets forth our agreement, please indicate by your signature below. Other than as set forth herein, the terms and conditions of the Engagement Agreement between the Company and The Lebrecht Group, APLC shall remain in full force and effect.


                         Sincerely,

                         /s/ Brian A. Lebrecht
                         ___________________________

                         Brian  A.  Lebrecht,  Esq.
                         The  Lebrecht  Group,  APLC


     The undersigned hereby confirms and agrees that this letter, executed and effective this 15th day of October, 2001, sets forth my understanding and agreement with The Lebrecht Group, APLC.


E-Rex,  Inc.
a  Nevada  corporation


/s/ Carl E. Dilley
____________________________________
By:     Carl  E.  Dilley
Its:    President





                                   EXHIBIT  A

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM
REGISTRATION  UNDER  THE  ACT  AND  APPLICABLE  STATE  LAW  IS  AVAILABLE.

                                   WARRANT

                                 E-Rex,  Inc.

           (Incorporated  under  the  laws  of  the  State  of  Nevada)


THIS IS TO CERTIFY that, for value received, Brian A. Lebrecht (the "Holder") is entitled, subject to the terms and conditions set forth herein, to purchase from E-Rex, Inc. (the "Company") that number of shares of common stock of the Company equal to the Principal Value divided by the Closing Price (the "Warrant Securities"). For purposes hereof, the Principal Value shall be equal to Twenty Thousand Dollars ($20,000.00), minus any amount of the Principal Value previously exercised. For purposes hereof, the Closing Price shall be fifty percent (50%) of the closing bid price on the day immediately before the date of exercise.

     1. EXERCISABILITY. This Warrant may be exercised in whole or in part at any time, or from time to time, between the date of October 15, 2001 and 5:00 p.m. Pacific Time on October 15, 2003, by presentation and surrender hereof to the Company of a notice of election to purchase duly executed and accompanied by payment by check or wire transfer of the applicable amount of the Principal Value then exercised.

     2. MANNER OF EXERCISE. In case of the purchase of less than all the Warrant Securities, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new warrant of like tenor for the balance of the Warrant Securities. Upon the exercise of this Warrant, the issuance of certificates for securities, properties or rights underlying this Warrant shall be made forthwith (and in any event within three (3) business days thereafter) without charge to the Holder including, without limitation, any tax that may be payable in respect of the issuance thereof: provided, however, that the Company shall not be required to pay any tax in respect of income or capital gain of the Holder.

     If and to the extent this Warrant is exercised, in whole or in part, the Holder shall be entitled to receive a certificate or certificates representing the Warrant Securities so purchased, upon presentation and surrender to the Company of the form of election to purchase attached hereto duly executed, and accompanied by payment of the purchase price.

     3. NO REQUIREMENT TO EXERCISE. Nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant prior to or in connection with the effectiveness of a registration statement.

     4. NO STOCKHOLDER RIGHTS. Unless and until this Warrant is exercised, this Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and, no dividends shall be payable or accrue in respect of this Warrant.

     5. EXCHANGE. This Warrant is exchangeable upon the surrender hereof by the Holder to the Company for new warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Securities purchasable hereunder, each of such new warrants to represent the right to purchase such number of Warrant Securities as shall be designated by the Holder at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the company of all reasonable expenses incidental thereto, and upon surrender and cancellation hereof, if mutilated, the Company will make and deliver a new warrant of like tenor and amount, in lieu hereof.

     6. ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of securities upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests. All fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of securities, properties or rights receivable upon exercise of this Warrant.

     7. RESERVATION AND LISTING OF SECURITIES. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock or other securities, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Principal Value, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

     8. NOTICES TO HOLDER. If at any time prior to the expiration of this Warrant or its exercise, any of the following events shall occur:

     (a) the Company shall take a record of the holders of any class of its securities for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

     (b) the Company shall offer to all the holders of a class of its securities any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option or warrant to subscribe therefor; or

     (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed.

then, in any one or more said events, the Company shall give written notice of such event to the Holder at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholder entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

     9. TRANSFERABILITY. This Warrant shall not be transferable by the Holder.

     10. INFORMATIONAL REQUIREMENTS. The Company will transmit to the Holder such information, documents and reports as are generally distributed to stockholders of the Company concurrently with the distribution thereof to such stockholders.

     11. NOTICE. Notices to be given to the Company or the Holder shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notices shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the third business day after the date of mailing. The address of the Company and of the Holder shall be as set forth in the Subscription Agreement.

     12. CONSENT TO JURISDICTION AND SERVICE. The Company consents to the jurisdiction of any court of the State of California, and of any federal court located in California, in any action or proceeding arising out of or in connection with this Warrant. The Company waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, by certified mail directed to the Company at the location provided in Section 11 hereof, or, in the alternative, in any other form or manner permitted by law. Orange County, California shall be proper venue.

     13. SUCCESSORS. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective legal representatives, successors and assigns.

     14. ATTORNEYS FEES. In the event the Investors or any holder hereof shall refer this Warrant to an attorney to enforce the terms hereof, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney's fees, whether or not suit is instituted.

     15. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED, CONSTRUED AND INTERPRETED UNDER THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE RULES GOVERNING CONFLICTS OF LAW.


     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signature of its President and its seal affixed and attested by its Secretary and to be delivered in Miami, Florida.



Dated:  October  15,  2001                    E-Rex,  Inc.

                                              /s/ Carl E. Dilly
                                              __________________________________
                                              By:     Carl  E.  Dilley
                                              Its:    President





                         [FORM  OF  ELECTION  TO  PURCHASE]


     The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by this Warrant Certificate for, and to purchase securities of E-Rex, Inc. and herewith makes payment of $______ therefor, and requests that the certificates for such securities be issued in the name of, and delivered to _______________________, whose address is _________________________________________.




Dated:     ____________________,  20___      ___________________________________

                                             By:     ___________________________


                                        (Signature  must  conform  in  all
                                        respects to name of holder as specified on the face of the Warrant Certificate)



                                        ________________________________________
                                        (Insert  Social  Security  or  Other
                                        Identifying  Number  of  Holder)